Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
The Warranty Group Acquisition
On January 8, 2018, the Parent entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”), with TWG Holdings Limited, a Bermuda limited company (“TWG Holdings,” and together with its subsidiaries, “TWG”), TWG Re, Ltd., a corporation incorporated in the Cayman Islands (“TWG Re”), Arbor Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of TWG Holdings (“TWG Merger Sub”) and Spartan Merger Sub, Ltd., a Bermuda exempted limited company and a direct wholly owned subsidiary of Assurant (“Merger Sub”). The A&R Merger Agreement amends and restates in its entirety that certain Agreement and Plan of Merger entered into by the Company, TWG, TWG Re and TWG Merger Sub on October 17, 2017 (the “Original Merger Agreement”). Under the terms of the A&R Merger Agreement and subject to the satisfaction or waiver of the conditions therein, in lieu of the transactions contemplated by the Original Merger Agreement, Assurant will acquire TWG through a transaction in which Merger Sub will merge with and into TWG, with TWG continuing as the surviving corporation and as a wholly owned subsidiary of Assurant. TWG is a global provider of protection plans and related programs and a portfolio company of TPG Capital, a private equity company.
As a result of the proposed acquisition, the equityholders of TWG will receive consideration of 10,400,000 shares of Assurant common stock, which represents approximately 19.8% of Assurant’s currently outstanding shares of common stock, and cash. The cash consideration is subject to a collar mechanism based on the change between Assurant’s 10-day volume-weighted average stock price at the time of closing (the “closing price”) and $95.4762, the reference price as set forth in the A&R Merger Agreement. Pursuant to the collar mechanism, the cash consideration may increase or decrease by the value of the difference between the closing price and the reference price if the percentage change is no more than 10% (in either direction). There is no further adjustment to the cash consideration if the percentage change between the two prices is within 10% - 20% (in either direction). In the event that the percentage change is greater than 20% (in either direction), the disadvantaged party may terminate the agreement unless the other party elects to cure by adjusting the consideration to be received by the TWG Holdings equityholders. Assuming an increase or decrease with respect to the reference price of not more than 10%, the total cash consideration would range from approximately $800.0 million to $1.00 billion, depending on Assurant’s stock price at closing.
The transaction is valued at $1.90 billion in equity value or $2.50 billion of enterprise value, including TWG's existing debt. The Parent currently expects to finance the cash consideration and repayment of $591.3 million of TWG's existing debt through a combination of external financing and available cash at the holding company at the time of close.
The transaction is expected to close in the second quarter of 2018, subject to the receipt of regulatory approvals and other customary closing conditions. For more information, see Subsequent Events, Note 27, of Assurant's 10-K Annual Report filed with the Securities and Exchange Commission on February 14, 2018.